UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2018

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-221324) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On August 31, 2018, Wells Fargo & Company issued the following securities: (i) Medium-Term Notes, Series S, Principal at Risk Securities Linked to the Lowest Performing of the Common Stock of Deere & Company, the Common Stock of D.R. Horton, Inc. and the Common Stock of Xerox Corporation due September 2, 2021; (ii) Medium-Term Notes, Series S, Principal at Risk Securities Linked to the Russell 2000® Index due August 31, 2023; (iii) Medium-Term Notes, Series T, Notes Linked to the 10-Year Constant Maturity Swap Rate due August 31, 2025; (iv) Medium-Term Notes, Series T, Notes due August 31, 2023; and (v) Medium-Term Notes, Series T, Notes due August 31, 2021 (collectively, the “Notes”).

The purpose of this Current Report is to file with the Securities and Exchange Commission the form of Note related to each issuance and the opinion of Faegre Baker Daniels LLP regarding the Notes.

(d)       Exhibits

Exhibit No.	Description	Location

4.1

Form of Medium-Term Notes, Series S, Principal at Risk Securities Linked to the Lowest Performing of the Common Stock of Deere & Company, the Common Stock of D.R. Horton, Inc. and the Common Stock of Xerox Corporation due September 2, 2021.

Filed herewith
4.2	Form of Medium-Term Notes, Series S, Principal at Risk Securities Linked to the Russell 2000® Index due August 31, 2023.	Filed herewith
4.3	Form of Medium-Term Notes, Series T, Notes Linked to the 10-Year Constant Maturity Swap Rate due August 31, 2025.	Filed herewith
4.4	Form of Medium-Term Notes, Series T, Notes due August 31, 2023.	Filed herewith
4.5	Form of Medium-Term Notes, Series T, Notes due August 31, 2021.	Filed herewith
5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.	Filed herewith
23.1	Consent of Faegre Baker Daniels LLP.	Included as part of Exhibit 5.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: August 31, 2018	/s/ Le Roy Davis
Le Roy Davis
Senior Vice President and Assistant Treasurer